SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


       Date of report (Date of earliest event reported): December 31, 1998




                                  IMATION CORP.
             (Exact name of registrant as specified in its charter)


            Delaware                      1-14310                41-1838504
(State or other jurisdiction of         (Commission           (I.R.S. Employer
 incorporation or organization)         File Number)         Identification No.)


 One Imation Place, Oakdale, Minnesota                                  55128
(Address of principal executive offices)                              (Zip Code)



       Registrant's telephone number, including area code: (651) 704-4000


                                      None
         (Former name or former address, if changed since last report.)


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Item 5. Other Events.

        Amendment to Rights Agreement.

        As of January 12 , 1999, Imation Corp. (the "Company") executed
Amendment No. 1 (the "Rights Amendment") to the Rights Agreement dated as of
June 18, 1996 between the Company and Norwest Bank Minnesota, National
Association, as Rights Agent (the "Rights Agreement"). The Rights Amendment modifies the definition of "Acquiring Person" in the Rights Agreement to exclude any shareholder who becomes the beneficial owner of fifteen percent (15%) or more of the shares of Common Stock then outstanding as a result of a reduction in the number of shares of Common Stock outstanding due to the repurchase of shares of Common Stock by the Company unless and until such person, after becoming aware that such person has become the beneficial owner of fifteen percent (15%) or more of the then outstanding shares of Common Stock, acquires beneficial ownership of any additional shares of Common Stock.

        A copy of the Rights Agreement and the Rights Amendment are included as Exhibits 4.1 and 4.2 to this Report on Form 8-K.

        Credit Facility.

        The Company and its wholly owned subsidiary, Imation Enterprises Corp., as Borrowers, executed a Loan and Security Agreement (the "Loan Agreement") dated December 31, 1998 with the financial institutions named therein as Lenders, BankAmerica Business Credit, Inc. as Agent and Collateral Agent, and
BankBoston, N.A. and NBD Bank as Syndication Agents and Co-Agents. The Loan and
Security Agreement provides a $175 million revolving credit facility, includes letters of credit, and terminates December 31, 2001. A copy of the Loan
Agreement is included as Exhibit 4.3 to this Report on Form 8-K. The Loan
Agreement replaced the Credit Agreement dated as of July 1, 1996, as amended, among the Company, the Lenders named therein and Citicorp USA, Inc., as Agent, pursuant to which the Lenders had agreed to a limited waiver of compliance by the Company with certain financial covenants.


Item 7. Financial Statements and Exhibits.

        (c)     Exhibits

                4.1     Rights Agreement dated as of June 18, 1996 between the
                        Company and Norwest Bank Minnesota, National
                        Association, as Rights Agent, which includes as Exhibit
                        B thereto the form of Right Certificate (incorporated by reference to Exhibit 4.1 to the Company's Registration
                        Statement on Form 10, as amended, File No. 1-14310).

                4.2     Amendment No. 1 dated as of January 12, 1999 to the
                        Rights Agreement, dated as of June 18, 1996, between the Company and Norwest Bank Minnesota, National
                        Association, as Rights Agent.

                4.3     Loan and Security Agreement dated as of December 31,
                        1998 by and among the Company and Imation Enterprises
                        Corp. as Borrowers, the financial institutions named therein as Lenders, BankAmerica Business Credit, Inc. as
                        Agent and Collateral Agent, and BankBoston, N.A. and NBD
                        Bank as Syndication Agents and Co-Agents.


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                                    SIGNATURE


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                 IMATION CORP.


Date: February 8, 1999           By: /s/ Robert L. Edwards
                                    --------------------------------------------
                                     Robert L. Edwards
                                     Senior Vice President,  Strategy, Planning,
                                     Chief Financial Officer and
                                     Chief Administrative Officer


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                                  EXHIBIT INDEX

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

Exhibit     Description of Exhibit                                                      Page Number
-------     ----------------------                                                      -----------

4.1         Rights Agreement dated as of June 18, 1996 between the Company and
            Norwest Bank Minnesota, National Association, as Rights Agent, which includes as Exhibit B thereto the form of Right Certificate
            (incorporated by reference to Exhibit 4.1 to the Company's
            Registration Statement on Form 10, as amended, File No. 1-14310).

4.2         Amendment No. 1 dated as of January 12, 1999 to the Rights
            Agreement, dated as of June 18, 1996, between the Company and Norwest Bank Minnesota, National Association, as Rights Agent.

4.3 Loan and Security Agreement dated as of December 31, 1998 by and among the Company and Imation Enterprises Corp. as Borrowers, the financial institutions named therein as Lenders, BankAmerica
            Business Credit, Inc. as Agent and Collateral Agent, and BankBoston,
            N.A. and NBD Bank as Syndication Agents and Co-Agents.